SIGNIFICANT EVENTS AFTER THE REPORTING PERIOD	12 Months Ended
Dec. 31, 2020
Events After Reporting Period [Abstract]
SIGNIFICANT EVENTS AFTER THE REPORTING PERIOD
Significant events after the reporting period
In connection with the proposed closure of the GB defined benefit plan to future accrual, in January 2021 consultation with the employee representatives was finalised. The Group has subsequently announced that the plan will close to future accrual as of 31 March 2021. The related prior service cost/gain will be recognised in the year ended 31 December 2021 and is not expected to be material.
The UK Budget 2021 announcements on 3 March 2021 included a proposal to increase the UK corporation tax rate from 19% to 25%, effective from 1 April 2023. This change was not substantively enacted as at the balance sheet date and hence has not been reflected in the measurement of deferred tax balances at the period end. If the Group’s deferred tax balances as at 31 December 2020 were remeasured at 25% this would result in a deferred tax charge of approximately €100 million.